Exhibit 10(b)

Contract No. 117183

NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
TRANSPORTATION RATE SCHEDULE FTS
AMENDMENT NO. 11 DATED February 26, 2003
TO AGREEMENT DATED March 16, 2000 (Agreement)

1.	[ ] Exhibit A dated February 26, 2003. Changes Primary Receipt Point(s) and Point MDQ's. This Exhibit A replaces any previously dated Exhibit A.
2.	[ ] Exhibit B dated February 26, 2003. Changes Primary Delivery Point(s) and Point MDQ's. This Exhibit B replaces any previously dated Exhibit B.
3.	[X] Exhibits A and B dated February 26, 2003. Changes Primary Receipt and Delivery Points and Point MDQ's. These Exhibits A and B replace any previously dated Exhibits A and B.
4.	[X] Exhibit C dated February 26, 2003. Changes the Agreement's Path. This Exhibit C replaces any previously dated Exhibit C.
5.	[X] In Section 2. of Agreement, revise Agreement MDQ:
29,000 MMBtu per day for the period May 1, 2003 to October 31, 2003
65,000 MMBtu per day for the period November 1, 2003 to March 31, 2004
29,000 MMBtu per day for the period April 1, 2004 to October 31, 2004
65,000 MMBtu per day for the period November 1, 2004 to March 31, 2005
29,000 MMBtu per day for the period April 1, 2005 to October 31, 2005
65,000 MMBtu per day for the period November 1, 2005 to March 31, 2006
29,000 MMBtu per day for the period April 1, 2006 to April 30, 2006
6.	[ ] Revise Service Options

Service option selected (check any or all):

[ ] LN [ ] SW [ ] NB
7.	[X] The term of this Agreement is extended through April 30, 2006.
8.	[ ] Other:

This Amendment No. 11 becomes effective May 1, 2003.

Except as hereinabove amended, the Agreement shall remain in full force and effect as written.

AGREED TO BY:

THE NATURAL GAS PIPELINE COMPANY OF AMERICA "Natural"	THE PEOPLES GAS LIGHT AND COKE COMPANY "Shipper"
By: /s/ DAVID J. DEVINE	By: /s/ WILLIAM E. MORROW
Name: David J. Devine	Name: William E. Morrow
Title: Vice President, Financial Planning	Title: Executive Vice President

EXHIBIT A
DATED: February 26, 2003
EFFECTIVE DATE: May 1, 2003

COMPANY:  THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT:  117183

RECEIPT POINT/S
Name / Location	County/Parish Area	State	Pin No.	Zone	MDQ (MMBtu/d)
PRIMARY RECEIPT POINT/S
5/1/2003 - 10/31/2003
1. KMTP/NGPL GOODRICH TAP POLK INTERCONNECT WITH MIDCON TEXAS PIPELINE COMPANY ON TRANSPORTER'S GULF COAST MAINLINE IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77, POLK COUNTY, TEXAS.	POLK	TX	5579	03	29000
11/1/2003 - 3/31/2004
2. KMTP/NGPL GOODRICH TAP POLK INTERCONNECT WITH MIDCON TEXAS PIPELINE COMPANY ON TRANSPORTER'S GULF COAST MAINLINE IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77, POLK COUNTY, TEXAS	POLK	TX	5579	03	65000
4/1/2004 - 10/31/2004
3. KMTP/NGPL GOODRICH TAP POLK INTERCONNECT WITH MIDCON TEXAS PIPELINE COMPANY ON TRANSPORTER'S GULF COAST MAINLINE IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77, POLK COUNTY, TEXAS.	POLK	TX	5579	03	29000
11/1/2004 - 3/31/2005
4. KMTP/NGPL GOODRICH TAP POLK INTERCONNECT WITH MIDCON TEXAS PIPELINE COMPANY ON TRANSPORTER'S GULF COAST MAINLINE IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77, POLK COUNTY, TEXAS.	POLK	TX	5579	03	65000
4/1/2005 - 10/31/2005
5. KMTP/NGPL GOODRICH TAP POLK INTERCONNECT WITH MIDCON TEXAS PIPELINE COMPANY ON TRANSPORTER'S GULF COAST MAINLINE IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77, POLK COUNTY, TEXAS.	POLK	TX	5579	03	29000
11/1/2005 - 3/31/2006
6. KMTP/NGPL GOODRICH TAP POLK INTERCONNECT WITH MIDCON TEXAS PIPELINE COMPANY ON TRANSPORTER'S GULF COAST MAINLINE IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77, POLK COUNTY, TEXAS.	POLK	TX	5579	03	65000
4/1/2006 - 4/30/2006
7. KMTP/NGPL GOODRICH TAP POLK INTERCONNECT WITH MIDCON TEXAS PIPELINE COMPANY ON TRANSPORTER'S GULF COAST MAINLINE IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77, POLK COUNTY, TEXAS.	POLK	TX	5579	03	29000

SECONDARY RECEIPT POINT/S

All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.

TRANSPORTATION OF LIQUIDS

Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

EXHIBIT B
DATED February 26, 2003
EFFECTIVE DATE: May 1, 2003

COMPANY:  THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT:  117183

DELIVERY POINT/S
Name / Location	County/Parish Area	State	Pin No.	Zone	MDQ (MMBtu/d)
PRIMARY DELIVERY POINT/S
5/1/2003 - 10/14/2003
1. NO SHORE/NGPL GRAYSLAKE LAKE INTERCONNECT WITH NORTH SHORE GAS COMPANY LOCATED IN SEC. 12-T44N-R10E, LAKE COUNTY, ILLINOIS.	LAKE	IL	900001	09	4500
2. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS	COOK	IL	3296	09	20000
3. PGLC/NGPL OAKTON STREET COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S HOWARD STREET LINE IN SEC. 26-T41N-R13E, COOK COUNTY, ILLINOIS	COOK	IL	904174	09	4500
10/15/2003 - 10/31/2003
4. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	29000
11/1/2003 - 3/31/2004
5. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	65000
4/1/2004 - 4/15/2004
6. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	29000
4/16/2004 - 10/14/2004
7. NO SHORE/NGPL GRAYSLAKE LAKE INTERCONNECT WITH NORTH SHORE GAS COMPANY LOCATED IN SEC. 12-T44N-R10E, LAKE COUNTY, ILLINOIS.	LAKE	IL	900001	09	4500
8. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	20000
9. PGLC/NGPL OAKTON STREET COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S HOWARD STREET LINE IN SEC. 26-T41N-R13E, COOK COUNTY, ILLINOIS	COOK	IL	904174	09	4500
10/15/2004 - 10/31/2004
10. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	29000
11/1/2004 - 3/31/2005
11. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	65000
4/1/2005 - 4/15/2005
12. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	29000
4/16/2005 - 10/14/2005
13. NO SHORE/NGPL GRAYSLAKE LAKE INTERCONNECT WITH NORTH SHORE GAS COMPANY LOCATED IN SEC. 12-T44N-R10E, LAKE COUNTY, ILLINOIS.	LAKE	IL	900001	09	4500
14. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	20000
15. PGLC/NGPL OAKTON STREET COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S HOWARD STREET LINE IN SEC. 26-T41N-R13E, COOK COUNTY, ILLINOIS	COOK	IL	904174	09	4500
10/15/2005 - 10/31/2005
16. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	29000
11/1/2005 - 3/31/2006
17. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	65000
4/1/2006 - 4/15/2006
18. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	29000
4/16/2006 - 4/30/2006
19. NO SHORE/NGPL GRAYSLAKE LAKE INTERCONNECT WITH NORTH SHORE GAS COMPANY LOCATED IN SEC. 12-T44N-R10E, LAKE COUNTY, ILLINOIS.	LAKE	IL	900001	09	4500
20. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	20000
21. PGLC/NGPL OAKTON STREET COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S HOWARD STREET LINE IN SEC. 26-T41N-R13E, COOK COUNTY, ILLINOIS	COOK	IL	904174	09	4500

SECONDARY DELIVERY POINT/S

All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.

EXHIBIT C
DATED February 26, 2003
EFFECTIVE DATE: May 1, 2003

COMPANY:  THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT:  117183

Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C have throughput capacity rights.

The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

11/1/2004 - 3/31/2005
43.	26	0	F	0
44.	27	26	F	65000
45.	28	27	F	65000
46.	33	36	F	65000
47.	35	28	B	65000
48.	36	35	F	65000

4/1/2005 - 4/15/2005
49.	26	0	F	0
50.	27	26	F	29000
51.	28	27	F	29000
52.	33	36	F	29000
53.	35	28	B	29000
54.	36	35	F	29000

4/16/2005 - 10/14/2005
55.	26	0	F	0
56.	27	26	F	29000
57.	28	27	F	29000
58.	30	28	F	4500
59.	33	36	F	20000
60.	35	28	B	20000
61.	36	35	F	20000
62.	39	40	F	4500
63.	40	28	F	4500

10/15/2005 - 10/31/2005
64.	26	0	F	0
65.	27	26	F	29000
66.	28	27	F	29000
67.	33	36	F	29000
68.	35	28	B	29000
69.	36	35	F	29000

11/1/2005- 3/31/2006
70.	26	0	F	0
71.	27	26	F	65000
72.	28	27	F	65000
73.	33	36	F	65000
74.	35	28	B	65000
75.	36	35	F	65000

4/1/2006 - 4/15/2006
76.	26	0	F	0
77.	27	26	F	29000
78.	28	27	F	29000
79.	33	36	F	29000
80.	35	28	B	29000
81.	36	35	F	29000

4/16/2006- 4/30/2006
82.	26	0	F	0
83.	27	26	F	29000
84.	28	27	F	29000
85.	30	28	F	4500
86.	33	36	F	20000
87.	35	28	B	20000
88.	36	35	F	20000
89.	39	40	F	4500
90.	40	28	F	4500